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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated September 6, 2001, included in this Form 10-K, into Colorado MEDtech, Inc.'s previously filed Registration Statements File Nos. 333-17207, 333-93689, 333-70755, 333-64705 and 333-50168.



                                                    ARTHUR ANDERSEN LLP


Denver, Colorado,
    September 28, 2001.